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Confidential                                                        Exhibit 10.7
            (English Translation of the Original Contract in Chinese)

                            SILICON SUPPLY AGREEMENT

     THIS CONTRACT (this "Contract") is entered into this 8th days of October 2006 by and between the following two parties:

     Buyer: Jiangsu Linyang Solarfun Co., Ltd., with its registered address at 666 Linyang Road, Qidong, Jiangsu Province, and Mr. Lu Yonghua being its legal representative (hereinafter referred to as "Party A"); and

     Supplier: E-mei Semiconductor Material Factory, with its registered address at 88 Fubei Road, E-meishan, and Mr. Wei Bin being its legal representative (hereinafter referred to as "Party B").

     Following the principle of mutual development and in view of the fact that the two parities have become full strategic partners, with respect to the purchase of silicon products in 2007, the two parties has agreed to the following :

     1. Product Quantity. The quantity of the products to be supplied by the Seller to the Buyer shall be no less than 50% of Party B's annual production capacity of silicon products. The Seller shall supply the products on a monthly basis;

     2. Product Price. The price of the products to be supplied shall be determined pursuant to the pricing method agreed in the Silicon Products Pre-Purchase Contract (No. EMC2006001), i.e. "[*]% of the market price";

     3. Quality Requirements and Technical Standards. The quality standard shall be determined by reference to the general standard for monocrystalline silicon rods or wafers employed by international PV cell enterprises. The principal quality data shall meet the production requirements for PV cells, provided that if there is any special requirement, Party A and Party B shall negotiate with respect thereto separately;

     4. Delivery. The products shall be delivered to the warehouse of Party A;

     5. Means of Transportation and Fee Assumption. Party B shall deliver the products to the warehouse of Party A and the relevant fees shall be burdened by Party B;

     6. Packaging. The packaging must meet the requirements for the long distance transportation of solar grade monocrystalline silicon rods/wafers;

  *Confidential Treatment Requested. The redacted material has been separately filed with the Securities and Exchange Commission.

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     7. Standard and Method for Inspection and Acceptance. The products supplied by Party B shall be inspected pursuant to the method provided in the standard for inspection and acceptance;

     8. Settlement. Party A shall make the payment in advance.

     9. Term of this Contract. This Contract shall be valid in 2007.

     10. Liability for Breach of Contract:

     (1) The two parties agree that the aggregate payment to be made under this Contract shall be computed on the basis of 50% of the actual production capability and 92% of the then market price of the products;

     (2) In case one party ("Defaulting Party") fails to perform this Contract pursuant to the terms and conditions agreed hereunder, the Defaulting Party shall compensate, on a monthly basis, the other party ("Non-defaulting Party") liquidated damages which shall be 1% of the aggregate payment to be made under this Contract and continue to perform this Contract;

     (3) In case this Contract is unable to be implemented due to the breach of contract committed by the Defaulting Party, then the Defaulting Party shall be imposed on the liabilities for breach of contract in accordance with the Contract Law of the People's Republic of China and shall compensate the Non-defaulting Party for all the losses resulting from the failure of the Defaulting Party to perform its obligation hereunder.

     11. Any dispute arising from or in connection with the performance of this Contract shall be resolved through consultations between the parties hereto. In case of failure to reach any agreement through such consultations, the parties agree that such dispute shall be resolved by a competent court in Shanghai.

     12. Other matters agreed by the two parties:

     This Contract shall become effective upon being affixed with the signature of the duly authorized representatives and the company seal of both parties hereto.

     This Contract shall be executed in two originals, with each party to hold one. The facsimile copy of this Contract shall have the same force and effect.


     PARTY A: (TO BE AFFIXED WITH PARTY A'S COMPANY SEAL)

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      Signed by:  Lu Yonghua (signature)
                  Legal Representative

      Bank of Deposit:

      A/C:

      Tel:

      PARTY B: (TO BE AFFIXED WITH PARTY B'S COMPANY SEAL)


      Signed by:  Deng Liangping (signature)
                  Authorized Representative

      Signed by:  Wei Bin (signature)
                  Legal Representative

      Bank of Deposit:

      A/C:

      Tel:

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